The Prudential Insurance Company of America                           Jordan K. Thomsen
Vice President and Corporate Counsel

The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4193   fax: (973) 802-9560

September 9, 2015

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:           The Prudential Insurance Company of America (“Registrant”)
Prudential Variable Appreciable Account (“Depositor”) (File No. 811-05466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semiannual Reports for the underlying funds for the period ending June 30, 2015 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

       Sincerely,

      /s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR